                                                                   EXHIBIT 3.4A

Filing Fee plus fee
based on authorized capital stock ($10)                   This Space For Use By
                                                           Secretary of State
                                                                  MAINE
-------------------                                        SECRETARY OF STATE
For Use By The                   STATE OF MAINE                   FILED
Secretary of State                                            May 27, 1975
File No. 75D1066            ARTICLES OF INCORPORATION
Fee Paid $10 & $50                                            /s/ Doris Hayes
C.B.     -----                         OF                     ---------------
Date 5-28-75                                                        Agent
-------------------        BUSINESS EQUIPMENT UNLIMITED
                            (insert corporate name)

      Pursuant to 13--A MRSA ss. 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of incorporation:

      FIRST: The name of the corporation is Business Equipment Unlimited and it is located in Maine, at Portland

      SECOND: The name of its Clerk and the address of its registered office shall be:

                Name Kenneth M. Curtis

                Street & Number One Canal Plaza

                City Portland, Maine 04112

      THIRD     ("X" one box only)

  |X| a. The number of directors constituting the initial board of directors of the corporation is 1, (See ss.1703, 1. A.)

      b. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

                        Name                           Address
                        ----                           -------

                    Edward C. Gall              52 Ganniston Drive
                                                Augusta, Maine
          ____________________________         ____________________________

                                               ____________________________

          ____________________________         ____________________________

                                               ____________________________

|_| There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See ss.703, 1. B.)

      FOURTH:   ("X" one box only)

            The board of directors is |_| is not |X| authorized to increase or decrease the number of directors.

            If the board is so authorized, the minimum number, if any, shall be _________________________________ directors, (See ss.1703, 1. A.) and the maximum number, if any, shall be _________________________________
      directors.

based on authorized
capital stock ($10)                                        This Space For Use By
                                                             Secretary of State
   For Use By The               STATE OF MAINE                     MAINE
 Secretary of State                                          SECRETARY OF STATE
                          ARTICLES OF INCORPORATION                FILED
File No.  75D1066
        --------------                OF                            May 27, 1975
Fee Paid  $10. & $50.                                      -----------------  --
        --------------   BUSINESS EQUIPMENT UNLIMITED          /s/ Doris Hayes
C. B.     -------        ----------------------------      ---------------------
     -----------------      (insert corporate name)                   AGENT
Date      5-28-75
    ------------------


        Pursuant to 13-A MRSA section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of
   Incorporation:

          FIRST:    The name of the corporation is Business Equipment Unlimited
                                                  ------------------------------
                    and it is located in Maine, at           Portland
                                                  ------------------------------
          SECOND:   The name of its Clerk and the address of its registered
                    office shall be:

                    Name                      Kenneth M. Curtis
                        --------------------------------------------------------
                    Street & Number           One Canal Plaza
                                   ---------------------------------------------
                    City             Portland            , Maine      04112
                        ---------------------------------               --------

          THIRD:    ("X" one box only)

      [X] a.        The number of directors constituting the initial board of
                    directors of the corporation is     1     , (See section
                                                   -----------
                    703, 1. A.)

          b. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

               Name                                  Address
               ----                                  -------

          Edward C. Gall                52 Ganniston Drive
--------------------------------  ----------------------------------------------
                                        Augusta, Maine
                                  ----------------------------------------------

--------------------------------  ----------------------------------------------

                                  ----------------------------------------------

--------------------------------  ----------------------------------------------

                                  ----------------------------------------------
  [ ] There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See section 703, 1. B.)

          FOURTH:   ("X" one box only)

                    The board of directors is [ ] is not [X] authorized to increase or decrease the number of directors.

                    If the board is so authorized, the minimum number, if any,
                        shall be                directors, (See section 703,
                                ----------------
                        1. A.) and the maximum number, if any, shall be
                                        directors.
                        ----------------

      FIFTH:   ("X" one box only)

          [X]  There shall be only one class of shares, viz.       common
                                                            --------------------
                                                              (title of class)
                    Par value of each share (if none, so state)      $100
                                                               -----------------
                    Number of shares authorized        100
                                               ------------------

          [ ]  There shall be two or more classes of shares

               The information required by section 403 concerning each such
               class is set out in Exhibit             attached hereto and made
                                          -------------
               a part hereof.

                                    SUMMARY

The aggregate par value of all authorized shares (of all classes) having a par
                                                                  ------------
value is $      10,000
-----     -----------------

The total number of authorized shares (of all classes) without par value is
                                                       -----------------
     none      shares.
---------------

      SIXTH:   ("X" one box only)

               Meetings of the shareholders may [X] may not [ ] be held outside the State of Maine.

      SEVENTH: ("X" if applicable) There are no preemptive rights. [ ]

      EIGHTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation,
               are set out in Exhibit              attached hereto and made a
                                     --------------
               part hereof.

      Dated      May 23, 1975
           -----------------------

            INCORPORATORS                         RESIDENCE ADDRESSES
           ---------------                    ---------------------------

        /s/ Robert E. Stevens             Street      Porter's Landing
--------------------------------------          --------------------------------

           Robert E. Stevens                          Freeport, Maine 04032
--------------------------------------    --------------------------------------
          (type or print name)                   (city, state and zip code)

                                          Street
--------------------------------------          --------------------------------


--------------------------------------    --------------------------------------
          (type or print name)                   (city, state and zip code)


                                          Street
--------------------------------------          --------------------------------


--------------------------------------    --------------------------------------
          (type or print name)                   (city, state and zip code)


For Corporate Incorporators
------------------------------

                                          Street
--------------------------------------          --------------------------------

By
  ------------------------------------    --------------------------------------
                                                 (city, state and zip code)

--------------------------------------
   (type or print name and capacity)



      --------------------------------
      Articles are to be executed
      as follows:

      If a corporation is an incorporator (section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The address of the principal place of business of the incorporator corporation should be given. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

FORM NO. MBCA 6-Rev. 73

  For Use By The                                           This Space For Use By
Secretary of State                                           Secretary of State
                                  STATE OF MAINE
File No    75D1066                                                  MAINE
       --------------         ARTICLES OF AMENDMENT           SECRETARY OF STATE
Fee Paid  $10. & $10.      (Amendment by Shareholders               FILED
        -------------         Voting as One Class)
C. B.        441                                               January 8, 1976
     ----------------                   OF                    ------------  ----
Date        1-12-76                                            /s/ Doris Hayes
    -----------------      Business Equipment Unlimited       ------------------
                         --------------------------------            AGENT

   Pursuant to 13-A MRSA sections 805 and 807, the undersigned corporation adopts these Articles of Amendment

       FIRST:       All outstanding shares of the corporation were entitled to vote on the following amendment as one class.

       SECOND:      The amendment to the Articles of Incorporation of the
corporation set out in Exhibit A attached hereto was adopted by the shareholders
thereof by unanimous written consent    January 8   1976.
                                    ----------------  --

       THIRD:       On said date, the number of shares outstanding and entitled to vote on such amendment and the number of shares voted for and against said amendment, respectively, were as follows:

   Number of Shares Outstanding
       and Entitled to Vote              Voted For            Voted Against
   ----------------------------          ---------            -------------
               100                          100                     0


   Totals  --------------------          ---------            -------------
               100                          100                     0

       FOURTH:      If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself
           No

      *FIFTH:       If any such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                      Series                  Number                Par Value
  Class              (If Any)                of Shares              (If Any)
  -----              --------                ---------              ---------
  Common               None                     300                    $100


     The aggregate par value of all such shares (of all classes and series)
     having par value is $    30,000
     ----------------     --------------

     The total number of all such shares (of all classes and series) without par
                                                                     -----------
     value is     none     shares
     -----   --------------

SIXTH: The address of the registered office of the corporation in the State of Maine is One Canal Plaza
                           ---------------

    Plaza, Portland 04112
---------------------------------
  (street, city and zip code)

       Dated   January 8, 1976
            ---------------------
                                            Business Equipment Unlimited   **
                                        -------------------------------------
           Legibly print or type                (name of corporation)
           name and capacity of
           all signers                  By       /s/ Kenneth M. Curtis
           13-A MRSA section 104          -----------------------------------

                                                Kenneth M. Curtis, Clerk
                                        -------------------------------------
                                           (type or print name and capacity)
I certify that I have custody of the
minutes showing the above action by     By
the shareholders                          -----------------------------------

      /s/ Kenneth M. Curtis
------------------------------------    -------------------------------------
     Kenneth M. Curtis, Clerk             (type or print name and capacity)

NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in section 806, or because the articles so provide. For vote necessary for adoption see section 805.


                                   EXHIBIT A
                                   ---------

                The Articles of Incorporation of Business Equipment Unlimited are amended to increase the number of shares authorized from 100 shares of common stock, par value $100 per share to 300 shares of common stock, par value $100 per share.




-----------------------------------
 * To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all the outstanding shares of the corporation.

FORM NO. MBCA-9

  For Use By The                                           This Space For Use By
Secretary of State                                           Secretary of State
                                STATE OF MAINE
File No.  75D1066                                                   MAINE
        -----------          ARTICLES OF AMENDMENT           SECRETARY OF STATE
Fee Paid  $10.00          (Amendment by Shareholders                FILED
        -----------           Voting as One Class)
C. B.        52                                                 July 26, 1976
     --------------                   OF                     ------------  ----
Date      7-29-76                                              /s/ Doris Hayes
    ---------------       BUSINESS EQUIPMENT UNLIMITED       ------------------
                        --------------------------------             AGENT

   Pursuant to 13-A MRSA sections 805 and 807, the undersigned corporation adopts these Articles of Amendment

       FIRST:       All outstanding shares of the corporation were entitled to vote on the following amendment as one class

       SECOND:      The amendment to the Articles of Incorporation of the
corporation set out in Exhibit A attached hereto was adopted by the shareholders
thereof by a written consent of all shareholders dated on   July 20   1976
                                                         -------------  --

       THIRD:       On said date, the number of shares outstanding and entitled to vote on such amendment, and the number of shares voted for and against said amendment, respectively, were as follows:

  Number of Shares Outstanding
      and Entitled to Vote            Voted For               Voted Against
  ----------------------------        --------                -------------
               200                       200                        0


  Totals  --------------------        --------                -------------
               200                       200                        0

       FOURTH:      If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself
                    N/A

      *FIFTH:       If such amendment effects a change in the number or par
values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:
                    N/A

                      Series                  Number                Par Value
  Class              (If Any)               of Shares                (If Any)
  -----              --------               ---------               ---------




   The aggregate par value of all such shares (of all classes and series) having
                                                                          ------
   par value is $           .
   ---------     -----------

   The total number of all such shares (of all classes and series) without par
                                                                   -----------
   value is              shares.
   -----   --------------

SIXTH: The address of the registered office of the corporation in the State of Maine is One Canal Plaza
                      ---------------

     Portland, Maine 04112
-------------------------------
  (street, city and zip code)

     Dated:      7/21/76
           --------------------
                                               BUSINESS EQUIPMENT UNLIMITED   **
            Legibly print or type            -----------------------------------
            name and capacity of all               (name of corporation)
            signers 13-A MRSA
            section 104                      By      /s/ Kenneth M. Curtis
                                               ---------------------------------
                                                    Kenneth M. Curtis, Clerk
                                             -----------------------------------
I certify that I have custody of               (type or print name and capacity)
the minutes showing the above
action by the shareholders.                  By
                                               ---------------------------------
     /s/ Kenneth M. Curtis
-------------------------------              -----------------------------------
   Kenneth M. Curtis, Clerk                   (type or print name and capacity)


NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in section 806, or because the articles so provide. For vote necessary for adoption see section 805.

                                   EXHIBIT A
                                   ---------

              The Articles of Incorporation of Business Equipment Unlimited are hereby amended to provide that the minimum number of directors shall be two and the maximum number shall be 7. (See section 703, 1.A.)


                                         /s/ Kenneth M. Curtis
                                      ---------------------------
                                        Kenneth M. Curtis, Clerk



---------------------------------
 * To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all the outstanding shares of the corporation.

FORM NO. MBCA-9

Filing Fee [illegible]                                     This Space For Use By
                                                             Secretary of State
  For Use By The                  STATE OF MAINE
Secretary of State                                                  MAINE
                               CHANGE OF CLERK or            SECRETARY OF STATE
File No.  75D1066           REGISTERED OFFICE or BOTH               FILED
        -----------
Fee Paid    $5.00                      OF                       April 6, 1977
        -----------                                          ------------  ----
C. B.      77C380          BUSINESS EQUIPMENT UNLIMITED        /s/ Doris Hayes
     --------------        ----------------------------      ------------------
Date      4-13-77                                                    AGENT
    ---------------

    Pursuant to 13-A MRSA section 304 the undersigned corporation advises you of the following change(s):

       FIRST:       The name and registered office of its present clerk are
                               Kenneth M. Curtis
                              -------------------
                    One Canal Plaza, Portland, Maine 04112
                 ---------------------------------------------
                      (street, city, state and zip code)

       SECOND:      The name and registered office of its successor (new) clerk*
are                            Robert E. Stevens
                              -------------------
                    One Canal Plaza, Portland, Maine 04112
                  ------------------------------------------
                      (street, city, state and zip code)

       THIRD:       Upon a change in clerk this must be completed:

                    [X] Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                    [ ] Such change was authorized by the shareholders. (Complete the following)

                               I certify that I have custody of the minutes showing the above action by the shareholders.

                                           /s/ Robert E. Stevens
                                 ----------------------------------------
                               (new clerk, secretary or assistant secretary)
                                              Robert E. Stevens

Dated:    January 26, 1977
      ------------------------

                                             BUSINESS EQUIPMENT UNLIMITED
                                      ------------------------------------------
                                                 (name of corporation)

MUST BE COMPLETED                     By        /s/ Robert E. Stevens
                                        ----------------------------------------
Legibly print or type name                            (signature)
and capacity of all signers
13-A MRSA section 104.                         Robert E. Stevens, Clerk
                                      ------------------------------------------
                                           (type or print name and capacity)

                                      By
                                        ----------------------------------------
                                                      (signature)


                                      ------------------------------------------
                                           (type or print name and capacity)

----------------------------------
 * The clerk of a domestic corporation must be a person resident in Maine.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk OR (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-3

                 [LETTERHEAD OF BUSINESS EQUIPMENT UNLIMITED]

March 15, 1983


Secretary of State
State House
Augusta, Maine 04333
Corporation Director

Gentlemen:
The Board of Directors of           with          Office
Business Equipment Unlimited/ registered /at 1 Canal Plaza, Portland, Maine has no objection to Mr. Paul DeSchamp of Augusta, Maine using the name of Business Equipment Systems.

Sincerely,



Edward C. Gall
President

/s/ Edward C. Gall

Rhoda Conley
Secretary

/s/ Rhoda Conley

EG/be                                                              MAINE
                                                            SECRETARY OF STATE
File Number  751066D                                               FILED
           ----------
Fee Paid      $5.00                                           March 15, 1983
        -------------                                       ------------  ----
C. B.          764
     ----------------                                      [signature illegible]
Date        3-17-83                                        ---------------------
    -----------------                                       Secretary of State
                  1                                                AGENT